                                                                  EXHIBIT 99.2

                        NOTICE OF GUARANTEED DELIVERY
                                     FOR
                      TENDER OF $200,000,000 OUTSTANDING
                         8% SENIOR SUBORDINATED NOTES
                                   DUE 2008
                             IN EXCHANGE FOR NEW
                8% SERIES B SENIOR SUBORDINATED NOTES DUE 2008
                                      OF
                        L-3 COMMUNICATIONS CORPORATION

   Registered holders of outstanding 8% Senior Subordinated Notes due 2008 (the "Old Notes") who wish to tender their Old Notes in exchange for a like principal amount of new 8% Series B Senior Subordinated Notes due 2008 (the "Exchange Notes") and whose Old Notes are not immediately available or who cannot deliver their Old Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to The Bank of New York (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering Old Notes" in the prospectus dated
       , 1999 of L-3 Communications Corporation (the "Prospectus").

                The Exchange Agent for the Exchange Offer is:
                             THE BANK OF NEW YORK

               By Hand:                                By Mail:
         The Bank of New York            (Insured or Registered Recommended)
          101 Barclay Street                     The Bank of New York
   Corporate Trust Services Window              101 Barclay Street, 7E
       New York, New York 10286                New York, New York 10286
  Attention: Reorganization Section       Attention: Reorganization Section

         By Overnight Express:                      By Facsimile:
         The Bank of New York                       (212) 815-6339
          101 Barclay Street               (For Eligible Institutions Only)
       New York, New York 10286
  Attention: Reorganization Section                  By Telephone:
                                                    (212) 815-4444

   DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

   This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.
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Ladies and Gentlemen:

   The undersigned hereby tenders the principal amount of Old Notes indicated below, upon the terms and subject to the conditions contained in the
Prospectus dated       , 1999 of L-3 Communications Corporation (the
"Prospectus"), receipt of which is hereby acknowledged.

                      DESCRIPTION OF SECURITIES TENDERED

                        NAME AND ADDRESS
                          OF REGISTERED
                          HOLDER AS IT        CERTIFICATE
                         APPEARS ON THE        NUMBER(S)          PRINCIPAL
       NAME OF              OLD NOTES         OF OLD NOTES      AMOUNT OF OLD
  TENDERING HOLDER       (PLEASE PRINT)         TENDERED       NOTES TENDERED
--------------------  -------------------- ----------------  ------------------
--------------------  -------------------- ----------------  ------------------

--------------------  -------------------- ----------------  ------------------

--------------------  -------------------- ----------------  ------------------

--------------------  -------------------- ----------------  ------------------

--------------------  -------------------- ----------------   ------------------

                  THE FOLLOWING GUARANTEE MUST BE COMPLETED
                            GUARANTEE OF DELIVERY
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

  The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth above, the certificates representing the Old Notes (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at the book-entry transfer facility), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three business days after the Expiration Date (as defined in the Prospectus and the Letter of Transmittal).

 Name of Firm:                    (Authorized Signature)

--------------------------------  --------------------------

Address:                          Title:
--------------------------------  --------------------------

          Zip Code                Name:
--------------------------------  --------------------------
                                    (Please type or print)

Area Code and Telephone No.:      Date:

--------------------------------  --------------------------

NOTE: DO NOT SEND OLD NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. OLD
      NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.